Dreyfus
Special Growth
Fund
Annual Report


December 31, 1995

Dreyfus Special Growth Fund
______________________________________
Letter to Shareholders

Dear Shareholder:

    We are pleased to report that the Dreyfus Special Growth Fund provided a total return of 30.44% for its Investor shares and 30.79% for its Class R shares for the fiscal year ended December 31, 1995.* These results compare with a total return of 37.53% for the Standard & Poor's 500 Composite Stock Price Index and 28.45% for the Russell 2000 Index of small capitalization stocks for the same time period.** The Dreyfus Special Growth Fund focuses primarily, though not exclusively, on small company stocks. Thus we use the Russell 2000 Index as another performance benchmark.

ECONOMIC ENVIRONMENT

    The dominant influence on the U.S. economy in 1995 was the policy of the Federal Reserve Board's Open Market Committee. By deft handling of credit controls, the Fed managed to keep the U.S. economy growing at a moderate rate throughout the year.

    At the start of 1995, the central bank was still fighting inflation, culminating a year-long strategy of raising interest rates to prevent overheating of the economy. This approach appeared to work. The economy began to slow down, even raising some fear that the Fed might have caused a recession. Yet by mid-summer, the Fed switched gears, and began a very modest lowering of interest rates. Its purpose was to maintain the growth of the economy while keeping inflation at bay.

    By fall, certain economic measures indicated that growth was indeed slowing. Construction activity was cooling off, business inventories were creeping up, creation of new jobs slowed, and unemployment inched upward. However, other sectors of the economy remained strong. U.S. merchandise exports were growing at 15% a year in constant dollars, reflecting the tremendous competitiveness of U.S. manufacturers on world markets. Fixed investments by businesses continued to grow. Orders for nondefense capital goo ds, after a slump in early summer, appeared to be picking up as well. Additionally, low interest rates sustained a good level of housing sales.

    Retail sales were weak in late 1995. The economy was no longer being led by consumer spending. Yet, a sizable portion of the slowdown in consumer spending reflected lower retail prices rather than a drop in the number of transactions. The consumer is very cautious and is looking for bargains, but still has money to spend _ carefully. To be sure, consumers have taken on a lot of debt, but their assets generally rose in value, particularly investment assets. Thus they were in a position to carry more debt.

    In December, the Fed lowered interest rates once again, but by a very small amount. Other steps to reduce interest rates are expected by many economists in 1996 to deal with a continued slowing of the economy.

MARKET OVERVIEW

    For most investors in U.S. equities, 1995 was an extremely successful year. Both the S&P 500 and the Dow Jones Industrial Average ended the year with total returns, including the reinvestment of dividends, in excess of 35%, setting numerous records along the way and making 1995 the best year since 1958 for the S&P 500. The record gains in stock prices were driven by a multitude of favorable factors including lower interest rates, strong earnings momentum, corporate restructurings and acquisitions, share repurchases and record cash inflows to mutual funds.

    Fourth quarter gains were slightly less robust than those of the prior three periods. While the 6.02% return for the S&P is a healthy number (especially when compared to the 1.31% return for the entire year of 1994), it masks a substantial amount of turbulence below the surface. The fourth quarter was marked by a significant rotation within economic sectors, as well as a shift away from small and medium capitalization companies in favor of larger capitalization shares.

    The most dramatic change within the economic sectors of the S&P 500 in recent months was the relative decline of technology. After leading the market through all of 1994 and the first half of 1995, technology shares as a group underperformed in the second half of the year. Health care stocks finished the quarter and the year ahead of all other sectors. Two other industry groups that lagged the market through the first half of the year turned in impressive results in the waning months of the year. Energy stocks, viewed by many investors as good defensive holdings for their liquidity and above average yields, were strong. The utilities sector, driven by the shares of telephone companies, outperformed the market in the fourth quarter. Financial services stocks, though volatile in recent months, finished the year as the second best performing sector in the S&P 500.

PORTFOLIO FOCUS

    Though the broad market, as measured by the S&P 500, was the clear winner, the Fund outperformed the Russell 2000, which we use as a benchmark for small capitalization stocks.

    A major contributor to the Fund's performance was the portfolio's large commitment in the energy sector, which performed well in the last three months of the year. Major energy holdings include Sonat Offshore Drilling and Global Marine.

    On the other hand, the Fund's performance was held back by an overweighting in the technology sector, which was the market's weakest sector in the final three months of the year.

    The fact that small cap stocks did not do as well as large cap issues was the result of a number of factors. Investors sought the liquidity of larger cap issues and shifted money into the brand name Fortune 500 companies, despite the lackluster earnings prospects of those companies. Another major phenomenon was the recent receding of the surge in technology issues that had prevailed over the last two years. Preannounced earnings disappointments, slowing growth rates and the deceleration in semi-conductor orders resulted in many technology stocks declining 30% to 50% in value.

    As we look forward to 1996, we believe there is evidence of a slowing U.S. economy and lackluster earnings growth. We believe smaller companies currently offer more attractive valuations than larger companies. This valuation gap could be closed over time. We are optimistic about the small cap market since undervaluation, investor fear, and market volatility create favorable buying opportunities. We are also optimistic about the prospects for value stocks compared to growth stocks. Historically, as earnings deceleration occurs, the lower price-to-earnings stocks that characterize our investment strategy outperform.

    We send you our best wishes for 1996 and look forward to continuing to serve your investment needs.

                                  Sincerely,
[Guy Scott signature logo]
                                  Guy Scott
                                  Portfolio Manager
January 18, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Special Growth Fund                                 December 31, 1995
______________________________________-
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SPECIAL
           GROWTH FUND INVESTOR CLASS SHARES WITH THE STANDARD AND
                    POOR'S 500 COMPOSITE STOCK PRICE INDEX

[Exhibit A
                   Dreyfus Special    Standard & Poor's
                     Growth Fund        500 Composite
                   (Investor Class       Stock Price
                       Shares)              Index*
                  ________               ________-
5/3/82                 10,000               10,000
12/31/82               13,490               12,545
12/31/83               18,869               15,375
12/31/84               16,775               16,339
12/31/85               22,613               21,524
12/31/86               24,346               25,540
12/31/87               23,418               26,881
12/31/88               28,451               31,332
12/31/89               33,808               41,243
12/31/90               32,170               39,960
12/31/91               41,571               52,108
12/31/92               52,458               56,073
12/31/93               62,954               61,714
12/31/94               51,485               62,523
12/31/95               67,159               85,996

*Source: Lipper Analytical Services, Inc.]



Average Annual Total Returns
_____________________________________-
      Investor Class Shares                        Class R Shares
      ________________                            ________________
      Period Ended 12/31/95                      Period Ended 12/31/95
      ________________                             ________________
1 Year                     30.44%          1 Year                     30.79%
5 Years                    15.82           From Inception (2/1/93)     7.74
10 Years                   11.49
From Inception (5/3/82)    14.95

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Investor Class shares of Dreyfus Special Growth Fund on 5/3/82 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/82 is used as the beginning value on 5/3/82. All dividends and capital gain distributions are reinvested. Performance for Class R shares will vary from the performance of Investor Class shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Special Growth Fund
_______________________________________
Statement of Investments                                     December 31, 1995

Common Stocks_93.2%                                                                          Shares          Value
___________________________________________-                                                  ____           ______
Domestic Common Stocks_84.9%
___________________________________________-
                     Auto Parts_.1%   Capco Automotive ...............................        11,300       $    80,513
                                                                                                                _____-

              Basic Industries_2.7%   Boise Cascade ..................................        23,000           796,375
                                       Mariah International ...........................       950,000(a)         14,250
                                       Stone Container ................................        80,000         1,150,000
                                                                                                                _____-
                                                                                                              1,960,625
                                                                                                                _____-
                 Capital Goods_2.4%   General Instrument .............................        32,000(a)        748,000
                                       Raychem ........................................        17,000           966,875
                                                                                                                _____-
                                                                                                              1,714,875
                                                                                                                _____-

         Consumer Non-durables_6.3%   Authentic Fitness ..............................        45,000           933,750
                                       Quiksilver .....................................        22,000(a)        752,125
                                       Robert Mondavi .................................        55,000(a)      1,519,375
                                       Seda Speciality Packaging ......................       104,500(a)      1,293,188
                                                                                                                _____-
                                                                                                              4,498,438
                                                                                                                _____-
            Consumer Services_11.2%   AirTouch Communications ........................        51,000(a)      1,440,750
                                       CMG Information Services .......................        18,000(a)      1,671,750
                                       Comcast, Cl. A .................................        88,000         1,551,000
                                       Liberty Media Group, Cl. A .....................        21,781(a)        585,371
                                       Tele-Communications, Cl. A .....................        77,125(a)      1,532,859
                                       Vanguard Cellular Systems ......................        61,500(a)      1,245,375
                                                                                                                _____-
                                                                                                              8,027,105
                                                                                                                _____-

                       Energy_26.2%   Apache .........................................        40,000         1,180,000
                                       Global Marine ..................................       497,000(a)      4,348,750
                                       Reading & Bates ................................       120,000(a)      1,800,000
                                       Seagull Energy .................................        41,000(a)        912,250
                                       Sonat Offshore Drilling ........................        90,000         4,027,500
                                       Triton Energy ..................................        26,000         1,491,750
                                       Varco International ............................       207,500(a)      2,490,000
                                       Weatherford International ......................        85,750(a)      2,476,031
                                                                                                                _____-
                                                                                                             18,726,281
                                                                                                                _____-

            Financial Services_4.4%   MGIC Investment ................................        34,000         1,844,500
                                       Vesta Insurance Group ..........................        24,000         1,308,000
                                                                                                                _____-
                                                                                                              3,152,500
                                                                                                                _____-

                  Health Care_11.6%   Amgen ..........................................        42,000(a)      2,493,750
                                       BioChem Pharma .................................        57,000(a)      2,287,125
                                       Genesis Health Ventures ........................        24,000(a)        876,000
                                       Genzyme General Division .......................        26,000(a)      1,621,750
                                       Genzyme Tissue Repair...........................         9,990(a)        158,591
                                       Nellcor Puritan Bennett ........................        15,000(a)        870,000
                                                                                                                _____-
                                                                                                              8,307,216
                                                                                                                _____-

Dreyfus Special Growth Fund
_______________________________________
Statement of Investments (continued)                         December 31, 1995

Common Stocks (continued)                                                                     Shares          Value
___________________________________________-                                                  ____            ______
                   Technology_15.1%   ANADIGICS ......................................        28,000(a)    $   595,000
                                       Alpha Industries ...............................        43,000(a)        607,375
                                       Aspen Technology ...............................        25,000(a)        843,750
                                       FTP Software ...................................        24,000(a)        696,000
                                       INSO ...........................................        19,000(a)        807,500
                                       McAfee Associates ..............................        45,000(a)      1,974,375
                                       Myriad .........................................        14,000(a)        456,750
                                       Read-Rite ......................................        30,000(a)        697,500
                                       Softkey International ..........................        43,000(a)        994,375
                                       Spyglass .......................................        21,200(a)      1,208,400
                                       Symantec .......................................        57,000(a)      1,325,250
                                       TSL Holdings ...................................            10(a)              0
                                       TriQuint Semiconductor .........................        45,000(a)        607,500
                                                                                                                _____-
                                                                                                             10,813,775
                                                                                                                _____-

                Transportation_4.9%   AMR ............................................        15,000(a)      1,113,750
                                       Delta Air Lines.................................        19,000         1,403,625
                                       Southwest Airlines..............................        43,000           999,750
                                                                                                                _____-
                                                                                                              3,517,125
                                                                                                                _____-
                                       Total Domestic Common Stocks....................                      60,798,453
                                                                                                                 ======
Foreign Common Stocks_8.3%
___________________________________________-
                      Argentina_.4%   Central Costanera, Cl. B........................        12,000            36,956
                                       Telecom Argentina STET..........................        23,000           108,549
                                       Telefonica De Argentina S.A.....................        42,000           113,389
                                       YPF Sociedad Anonima............................         2,500            54,063
                                                                                                                _____-
                                                                                                                312,957
                                                                                                                _____-

                       Bermuda_3.4%   Mid Ocean.......................................        36,000         1,336,500
                                       Partnerre Holdings..............................        40,000         1,100,000
                                                                                                                _____-
                                                                                                              2,436,500
                                                                                                                _____-

                         Brazil_.5%   Aracruz Celulose, S.A...........................         7,200            55,800
                                       Compania Energentina De Minas Gerais............         4,200(a)         92,662
                                       Refrigeracao Parana S.A.........................         8,000            88,500
                                       Telecomunicacoes Brasileiras S.A................         3,000           142,125
                                                                                                                _____-
                                                                                                                379,087
                                                                                                                _____-

                          Chile_.3%   Compania De Telecomucicaciones..................         1,000            82,875
                                       Cristalerias De Chille S.A......................         4,400            97,900
                                                                                                                _____-
                                                                                                                180,775
                                                                                                                _____-

                        Finland_.1%   Nokia AB........................................         1,500            59,208
                                                                                                                _____-

                      Hong Kong_.5%   Ek Chor China Motorcycle........................         5,000            58,125
                                       HSBC Holdings...................................         6,000            90,785
                                       Hong Kong & Shanghai Hotels.....................        80,000           115,875
                                       Yue Yuen Industrial.............................       346,000            91,730
                                                                                                                _____-
                                                                                                                356,515
                                                                                                                _____-

Dreyfus Special Growth Fund
_______________________________________
Statement of Investments (continued)                         December 31, 1995

Common Stocks (continued)                                                                     Shares          Value
___________________________________________-                                                   ____           ______
                        Hungary_.1%   MOL Mahyar Olaj-ES Gazipari.....................         5,000       $    41,000
                                                                                                                _____-

                      Indonesia_.2%   H.M. Sampoerna..................................        12,500           130,197
                                                                                                                _____-

                      Malaysia_1.0%   AMMB Holdings Berhad............................        10,000           114,218
                                       Affin Holdings Berhad...........................        45,000            86,845
                                       Crest Petroleum.................................        20,000(a)         39,071
                                       Leader Universal Holdings Berhad................        30,000            68,531
                                       Malayan Banking Berhad..........................        10,000            84,285
                                       Pacific & Orient Berhad.........................        13,000(a)         40,961
                                       Telekom Malaysia Berhad.........................        12,000            93,580
                                       United Engineers................................        25,000           159,512
                                                                                                                _____-
                                                                                                                687,003
                                                                                                                _____-

                         Mexico_.5%   ALFA............................................         4,500            57,874
                                       Fomento Economico Mexicano......................        25,000            56,567
                                       Tablex S.A......................................        40,000(a)         59,818
                                       Telefonos de Mexico, Series L...................         3,000            95,625
                                       Transportacion Maritima.........................        14,800(a)        123,950
                                                                                                                _____-
                                                                                                                393,834
                                                                                                                _____-

                       Portugal_.1%   Portucel Industrial.............................        12,000(a)         70,847
                                                                                                                _____-

                      Singapore_.4%   Far East Levingston Ship Building...............        30,000           141,089
                                       Overseas Union Bank.............................        16,000           110,325
                                                                                                                _____-
                                                                                                                251,414
                                                                                                                _____-

                   South Africa_.1%   Barlow LTD......................................         4,000            57,000
                                                                                                                _____-

                       Thailand_.7%   Advanced Information Services...................         9,000           157,921
                                       Bangkok Bank Public.............................        10,000           121,477
                                       Srithai Superware...............................        12,000            80,031
                                       Telecomasia.....................................         2,000(a,b)       60,250
                                       Thai Telephone & Telecommuncation...............        10,000(a)         55,358
                                                                                                                _____-
                                                                                                                475,037
                                                                                                                _____-
                                       Total Foreign Common Stocks.....................                       5,831,374
                                                                                                                 ======

                                       TOTAL COMMON STOCKS
                                         (cost $53,903,013)............................                     $66,629,827
                                                                                                                 ======

Foreign Preferred Stocks_.3%
___________________________________________-
                         Brazil_.1%   Ceval Alimentos S.A.............................         7,500       $    85,781
                                                                                                                _____-

                    Philippines_.2%   Philippine Long Distance Telecommunications.....         2,000           104,125
                                                                                                                _____-
                                       TOTAL FOREIGN PREFERRED STOCKS
                                         (cost $201,313)...............................                     $   189,906
                                                                                                                 ======

Dreyfus Special Growth Fund
_______________________________________
Statement of Investments (continued)                         December 31, 1995

Warrants_.5%                                                                                 Shares          Value
___________________________________________-                                                  ____           ______
                                       Ann Taylor Stores
                                         (cost $472,700)...............................       145,000(a)    $   326,250
                                                                                                                 ======

                                                                                           Principal
Convertible Foreign Bonds_.0%                                                               Amount
___________________________________________-                                                 _____
                           Malaysia;   AMMB Holdings Berhab
                                         (cost $3,901).................................    $   10,000       $     5,317
                                                                                                                 ======

Short-Term Investments_5.4%
___________________________________________-

                   Commercial Paper:   General Electric Capital Corporation,
                                         5.85% due 1/2/96..............................    $  339,000       $   339,000
                                       Ford Motor Credit Corporation,
                                         6% due 1/2/96.................................     3,561,000         3,561,000
                                                                                                                 _____-
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $3,900,000).............................                     $ 3,900,000
                                                                                                                 ======

TOTAL INVESTMENTS (cost $58,480,927)...................................................          99.4%      $71,051,300
                                                                                                =====            ======

CASH AND RECEIVABLES (NET).............................................................            .6%      $   463,828
                                                                                                =====            ======

NET ASSETS ............................................................................         100.0%      $71,515,128
                                                                                                =====            ======

Notes to Statement of Investments:
______________________________________-
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, this security amounted to $60,250 or approximately .1% of net assets.

                    See notes to financial statements.

Dreyfus Special Growth Fund
______________________________________
Statement of Assets and Liabilities                        December 31, 1995

ASSETS:
    Investments in securities, at value (cost $58,480,927)_see Statement
      of Investments........................................................                               $71,051,300
    Cash and foreign curency (cost $338,182)................................                                   336,463
    Receivable for shares of Beneficial Interest subscribed.................                                   172,500
    Receivable for investment securities sold...............................                                   103,282
    Dividends and interest receivable.......................................                                    13,512
                                                                                                                _____-
                                                                                                            71,677,057
LIABILITIES:
    Due to The Dreyfus Corporation_Note 2(a)...............................               $140,529
    Due to Distributor_Note 2(b)...........................................                 14,299
    Payable for investment securities purchased.............................                 1,020
    Trustees' fees payable_Note 2(c).......................................                  6,081            161,929
                                                                                              ____             _____-
NET ASSETS..................................................................                               $71,515,128
                                                                                                               ======

REPRESENTED BY:
    Paid-in capital.........................................................                               $58,571,749
    Accumulated investment (loss)...........................................                                  (397,865)
    Accumulated undistributed net realized gain on investments..............                                   772,324
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                12,568,920
                                                                                                                _____-
NET ASSETS at value.........................................................                               $71,515,128
                                                                                                               ======
NET ASSET VALUE, offering and redemption price per share:
Investor Shares
    unlimited number of shares of Beneficial Interest
    ($66,201,183 / 3,464,089 shares of Beneficial Interest outstanding).....                                    $19.11
                                                                                                               ======
Class R Shares
    unlimited number of shares of Beneficial Interest
    ($5,313,945 / 274,849 shares of Beneficial Interest outstanding)........                                    $19.33
                                                                                                               ======


Statement of Operations                         Year ended December 31, 1995

INVESTMENT (LOSS):
    Income:
      Interest..............................................................             $  302,308
      Cash dividends (net of $12,623 foreign taxes withheld at source)......                296,496
                                                                                              _____
          Total Income......................................................                               $   598,804
    Expenses:
      Investment management fee_Note 2(a)..................................                824,186
      Distribution fee (Investor shares)_Note 2(b).........................                165,253
      Trustees' fees and expenses_Note 2(c)................................                  7,230
                                                                                             _____
          Total Expenses....................................................                                   996,669
                                                                                                                _____-
          INVESTMENT (LOSS).................................................                                  (397,865)
                                                                                                                _____-
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments and foreign currency transactions......             $1,509,827
    Net realized gain on forward currency exchange contracts................                 10,979
                                                                                              _____
      Net Realized Gain.....................................................                                 1,520,806
    Net unrealized appreciation on investments and foreign
      currency transactions.................................................                                18,222,938
                                                                                                                _____-
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                19,743,744
                                                                                                                _____-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $19,345,879
                                                                                                               ======

                       See notes to financial statements.

Dreyfus Special Growth Fund
______________________________________
Statement of Changes in Net Assets

                                                                                           Year Ended December 31,
                                                                                              _______________-
                                                                                           1995              1994
                                                                                          ______           ______
OPERATIONS:
    Investment (loss)....................................................              $   (397,865)      $   (440,961)
    Net realized gain (loss) on investments..............................                 1,520,806           (633,633)
    Net unrealized appreciation (depreciation) on investments for the year               18,222,938        (18,173,370)
                                                                                             ______             ______
      Net Increase (Decrease) In Net Assets Resulting From Operations....                19,345,879        (19,247,964)
                                                                                             ______             ______
DIVIDENDS TO SHAREHOLDERS FROM:
    From net realized gain on investments:
      Investor Shares....................................................                      _             (228,089)
      Class R Shares.....................................................                      _              (28,254)
    In excess of net realized gain on investments:
      Investor Shares....................................................                      _                 (184)
      Class R Shares.....................................................                      _                  (23)
                                                                                             ______             ______
        Total Dividends..................................................                      _             (256,550)
                                                                                             ______             ______
BENEFICIAL INTEREST TRANSACTIONS:(1,2)
    Net proceeds from shares sold:
      Investor Shares....................................................                27,132,927         32,031,183
      Class R Shares.....................................................                 2,905,819          1,390,092
    Dividends reinvested:
      Investor Shares....................................................                      _              217,665
      Class R Shares.....................................................                      _               25,347
    Cost of shares redeemed:
      Investor Shares....................................................               (43,483,029)       (53,882,803)
      Class R Shares.....................................................                (6,009,549)        (7,223,159)
                                                                                             ______             ______
        (Decrease) In Net Assets From Beneficial Interest Transactions...               (19,453,832)       (27,441,675)
                                                                                             ______             ______
          Total (Decrease) In Net Assets.................................                  (107,953)       (46,946,189)
NET ASSETS:
    Beginning of year....................................................                71,623,081        118,569,270
                                                                                             ______             ______
    End of year [including accumulated investment income (loss);
      ($397,865) in 1995]................................................              $ 71,515,128       $ 71,623,081
                                                                                             ======             ======

                                                                                  Shares(1)
                                                   __________________________________________________________________
                                                           Investor Shares                       Class R Shares
                                                       Year Ended December 31,               Year Ended December 31,
                                                          _______________                        _____________
                                                      1995               1994(3)             1995              1994
                                                      _____              _____               ____              ____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................            1,584,544           1,941,895           168,019            82,480
    Shares issued for dividends reinvested               _                14,090              _               1,624
    Shares redeemed.....................           (2,544,847)         (3,294,041)         (352,040)         (452,409)
                                                      _____              _____               ____              ____
      Net (Decrease) In Shares Outstanding           (960,303)         (1,338,056)         (184,021)         (368,305)
                                                      =====              =====               ====              ====

_______-
(1) Effective April 4, 1994, the Retail and Institutional Classes of shares were reclassified as a single class of shares known as Investor Shares and the Investment Class shares were reclassified as Trust shares and effective October 17, 1994, the Trust Shares were reclassified as Class R shares.
(2) Amounts include 2,791,543 of subscriptions and 8,392,173 of redemptions for the Institutional Class up to April 4, 1994.
(3) Number of shares includes 157,588 of subscriptions and 477,271 of redemptions for the Institutional Class up to April 4, 1994.

                      See notes to financial statements.

Dreyfus Special Growth Fund
______________________________________
Financial Highlights

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                     Investor Shares
                                                               __________________________________________________________
                                                                                 Year Ended December 31,
                                                               __________________________________________________________
PER SHARE DATA:                                                 1995      1994(1)(2)   1993(1)(3)    1992(1)      1991(1)
                                                                 ___      _____        _____         ___-         ___-
    Net asset value, beginning of year................         $14.65       $17.97       $16.45       $14.59       $13.56
                                                                  ___          ___          ___          ___          ___
    Investment Operations:
    Investment (loss)(4)..............................           (.11)        (.09)        (.20)        (.10)        (.05)
    Net realized and unrealized gain (loss) on
      investments.....................................           4.57        (3.18)        3.51         3.77         3.90
                                                                  ___          ___          ___          ___          ___
      Total from Investment Operations................           4.46        (3.27)        3.31         3.67         3.85
                                                                  ___          ___          ___          ___          ___
    Distributions:
    Dividends in excess of investment income_net.....            _           _           _          (.19)         _
    Dividends from net realized gain on investments...            _          (.05)       (1.79)       (1.62)       (2.82)
    Dividends in excess of net realized gain on
      investments.....................................            _          (.00)(5)      _           _           _
                                                                  ___          ___          ___          ___          ___
      Total Distributions.............................            _          (.05)       (1.79)       (1.81)       (2.82)
                                                                  ___          ___          ___          ___          ___
    Net asset value, end of year......................         $19.11       $14.65       $17.97       $16.45       $14.59
                                                                  ===          ===          ===          ===          ===
TOTAL INVESTMENT RETURN...............................          30.44%      (18.22%)      20.01%       26.19%       29.22%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(6)........           1.40%        1.42%        1.73%        1.57%        1.70%
    Ratio of net investment (loss) to average
      net assets......................................           (.57%)       (.51%)      (1.09%)       (.71%)       (.34%)
    Portfolio Turnover Rate...........................          68.91%      133.00%       94.00%      112.00%      141.00%
    Net Assets, end of year (000's Omitted)...........        $66,201      $64,839      $83,879      $64,071      $41,522

______-
(1) On February 1, 1993 exisiting shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and the Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor Shares. The amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail Class share outstanding from January 1, 1994 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994 to December 31, 1994.
    The Financial Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Class share outstanding.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Per share amounts have been calculated using the monthly average share method.
(4) Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser, net investment loss for the year ended December 31, 1993 would have been ($.21).
(5) Amount represents less than $.01 per share.
(6) Without voluntary reimbursement of expenses and/or waiver of fees by the investment adviser, the annualized ratio of expenses to average net assets for the year ended December 31, 1993 would have been 1.79%.


                    See notes to financial statements.

Dreyfus Special Growth Fund
______________________________________
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class R Shares
                                                                       ______________________-______________________-
                                                                         Year Ended December 31,        Period Ended
                                                                       __________________________       December 31,
PER SHARE DATA:                                                         1995           1994(1)(2)        1993(1)(3)
                                                                        ___               _____            ______
    Net asset value, beginning of year.........................        $14.78            $18.06            $17.31
                                                                          ___               ___               ___
    Investment Operations:
    Investment income gain (loss)_net(4)......................           .03              (.02)             (.10)
    Net realized and unrealized gain (loss) on investments.....          4.52             (3.21)             2.64
                                                                          ___               ___               ___
      Total from Investment Operations.........................          4.55             (3.23)             2.54
                                                                          ___               ___               ___
    Distributions:
    Dividends from net realized gain on investments............           _               (.05)            (1.79)
    Dividends in excess of net realized gain on investments....           _               (.00)(5)           _
                                                                          ___               ___               ___
      Total Distributions......................................           _               (.05)            (1.79)
                                                                          ___               ___               ___
    Net asset value, end of year...............................        $19.33            $14.78            $18.06
                                                                          ===               ===               ===
TOTAL INVESTMENT RETURN........................................         30.79%           (17.91%)           15.78%(6)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(7).................          1.15%             1.15%             1.19%(8)
    Ratio of net investment (loss) to average net assets.......          (.31%)            (.24%)            (.55%)(8)
    Portfolio Turnover Rate....................................         68.91%           133.00%            94.00%
    Net Assets, end of year (000's Omitted)....................        $5,314            $6,784           $14,941

______-
(1) On February 1, 1993, the Fund commenced selling Investment Class shares. Effective April 4, 1994 the Investment Class shares were reclassified as Trust shares and on October 17, 1994 were reclassified as Class R shares.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Per share amounts have been calculated using the monthly average share method.
(4) Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser, net investment loss for the period ended December 31, 1993 would have been ($.11).
(5) Amount represents less than $.01 per share.
(6) Not annualized.
(7) Without voluntary reimbursement of expenses and/or waiver of fees by the investment adviser, the annualized ratio of expenses to average net assets for the period ended December 31, 1993 would have been 1.25%.
(8) Annualized.


                       See notes to financial statements.

Dreyfus Special Growth Fund
______________________________________
NOTES TO FINANCIAL STATEMENTS

NOTE 1_Significant Accounting Policies:

        Dreyfus Special Growth Fund (the "Fund") is a diversified equity investment portfolio that seeks above-average capital growth without regard to income through investments principally in securities of issuers thought to have significant growth and potential. The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") and operates as a series company currently offering four series including the Fund. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

        Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

        The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

        Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

        (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency contracts are valued at the forward rate.

        (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

        (c) Foreign Currency Transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference

Dreyfus Special Growth Fund
______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)

between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

        (d) Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At December 31, 1995, there were no open forward currency exchange contracts.

        (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

        (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

    During the year ended December 31, 1995, the Fund had a net operating loss of $397,865 for book purposes. Substantially all of this is not deductible for Federal income tax purposes.

NOTE 2_Investment Management Fee and Other Transactions with Affiliates:

        (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees

Dreyfus Special Growth Fund
______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)

(including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).

        (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended December 31, 1995, the distribution fee for the Investor shares was $165,253.

        Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

        (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3_Securities Transactions:

        The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended December 31, 1995 amounted to $45,903,163 and $62,436,096, respectively.

        At December 31, 1995, accumulated net unrealized appreciation on investments was $12,570,373, consisting of $17,956,846 gross unrealized appreciation and $5,386,473 gross unrealized depreciation.

        At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Special Growth Fund
______________________________________
Independent Auditors' Report

Board of Trustees and Shareholders:
The Dreyfus/Laurel Funds Trust

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Special Growth Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financ ial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on that statement and those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Special Growth Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1995, and the results of its operations for the year then ended, changes in its net assets, and the financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
February 6, 1996

[Dreyfus lion "d" LOGO]

Dreyfus Special Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                        322/722AR9512